UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 4, 2026
CEA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(Address of principal executive office) (Zip Code)
(303) 993-5271
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWZ	Nasdaq Capital Market
Preferred Stock Purchase Rights	N/A	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 4, 2026, CEA Industries Inc. (the “Company”) filed with the Secretary of State of the State of Nevada (the "Nevada Secretary of State"), pursuant to NRS 78.1955(6), a Certificate of Withdrawal of Certificate of Designation with respect to each of the Company’s Series A Preferred Stock and the Company’s Series B Convertible Preferred Stock (together, the “Certificates of Withdrawal”). Each of the Certificates of Withdrawal became effective upon filing and eliminated from the Company’s Articles of Incorporation, as amended, the certificate of designation to which it relates. No shares of Series A Preferred Stock or Series B Convertible Preferred Stock were outstanding at the time of the withdrawals, and the withdrawals did not change the Company’s authorized capital stock.

Immediately following the filing of the Certificates of Withdrawal, the Company filed with the Nevada Secretary of State, pursuant to NRS 78.403, Restated Articles of Incorporation (the “Restated Articles”), which restate the Company’s Articles of Incorporation as then in effect and effect no amendment thereto.

The foregoing descriptions are qualified in their entirety by reference to the Restated Articles and the Certificates of Withdrawal, filed as Exhibits 3.1, 3.2 and 3.3 hereto and incorporated herein by reference.

Item 8.01. Other Events.
The Company is filing as Exhibit 4.1 hereto a Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Description of Securities"), which supersedes the description of the Company’s securities filed as Exhibit 4.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026. The Description of Securities describes the Company’s common stock, warrants listed on The Nasdaq Stock Market LLC under the symbols “BNCWW” and “BNCWZ” and preferred stock purchase rights, and does not reflect any change in the terms of any class of the Company’s securities.

The Description of Securities modifies and supersedes any prior Description of Securities of the Company in any registration statement or report filed with the Securities and Exchange Commission (the "SEC") and will be available for incorporation by reference into certain of the Company's filings with the SEC pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and forms promulgated thereunder.

Item 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
3.1	Restated Articles of Incorporation of CEA Industries Inc, filed with the Secretary of State of Nevada on September 4, 2026
3.2	Certificate of Withdrawal of Certificate of Designation with respect to the Series A Preferred Stock, filed with the Secretary of State of the State of Nevada on September 4, 2026
3.3	Certificate of Withdrawal of Certificate of Designation with respect to the Series B Convertible Preferred Stock, filed with the Secretary of State of the State of Nevada on September 4, 2026
4.1	Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: September 4, 2026

CEA INDUSTRIES INC.

By:	/s/ William B. Miller
Name:	William B. Miller
Title:	Interim Principal Executive Officer and Chief Financial Officer